Exhibit 99.1

Bristow Enters Into Long-term Equipment Financings up to £145 Million

HOUSTON, January 11, 2023 – Bristow Group Inc. (NYSE: VTOL) and its subsidiaries announced today that it has entered into two thirteen-year secured equipment financings for an aggregate amount up to £145 million with National Westminster Bank Plc (“NatWest”). The proceeds from the financings will be used to refinance the indebtedness of the previous equipment financing facilities with Lombard North Central Plc, refinance the aircraft financed thereby, and provide additional financing to support Bristow’s obligations under its contracts with the Department for Transport and the Maritime & Coastguard Agency of the United Kingdom.

“We would like to thank NatWest for their continued support of Bristow,” said Chris Bradshaw, President and Chief Executive Officer of Bristow. “These new credit facilities increase our financial flexibility, significantly extend our debt maturities through 2036, and demonstrate our access to capital as the global leader in vertical flight solutions.”

The credit facilities are expected to fund during the first quarter of 2023. Upon funding, the credit facilities will have thirteen-year terms with repayment due in quarterly installments commencing March 31, 2023. The credit facilities will bear interest at a rate equal to the Sterling Overnight Index Average plus 2.75% per annum. Bristow’s obligations will be secured by ten search and rescue (SAR) helicopters.

Illustrative Pro Forma Debt Security Table

($mm)	Amount	Rate	Maturity
ABL Facility ($85mm)[1]	-	S+200 bps	May-27
Senior Secured Notes	400	6.875%	Mar-28
NatWest Debt[2]	170	S+275 bps	Mar-36
New Total Debt	**$570**		

1) As of 12/31/22, the availability under the ABL facility was $79.7mm and had $0.6mm in letters of credit drawn against it
2) The illustrative NatWest debt balance shown assumes a GBP/USD exchange rate of 1.20 for purposes of the Utilisation Request

Illustrative Annual Debt Maturity Profile

($mm)
$500
$400
$300
$200
$100
$-
$13
$13
$13
$13
$13
$400
$13
$13
$13
$13
$13
$13
$13
$13
$3
ABL Facility Commitment(1)
Senior Secured Notes
NatWest Debt(2)
CY2023
CY2024
CY2025
CY2026
CY2027
CY2028
CY2029
CY2030
CY2031
CY2032
CY2033
CY2034
CY2035
CY2036

1) Current ABL facility commitment of $85mm; as of 12/31/22, the availability under the ABL facility was $79.7mm and had $0.6mm in letters of credit drawn against it
2) The illustrative NatWest debt balance shown assumes a GBP/USD exchange rate of 1.20 for purposes of the Utilisation Request. Principal payments shown have been converted at 1.20.

About Bristow Group

Bristow Group Inc. is the leading global provider of innovative and sustainable vertical flight solutions. Bristow primarily provides aviation services to a broad base of major integrated, national, and independent offshore energy companies. Bristow provides commercial search and rescue (SAR) services in several countries and public sector aviation services such as SAR and other services on behalf of government entities. Additionally, the Company offers ad hoc helicopter and fixed wing transportation services. Bristow currently has customers in Australia, Brazil, Canada, Chile, the Dutch Caribbean, the Falkland Islands, Guyana, India, Mexico, the Netherlands, Nigeria, Norway, Spain, Suriname, Trinidad, the U.K., and the U.S. To learn more, visit our website at www.bristowgroup.com.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Bristow Group Inc.’s (the “Company”) current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based that occur after the date hereof, except as may be required by applicable law.

Risks that may affect forward-looking statements include, but are not necessarily limited to, those relating to: public health crises, such as pandemics (COVID-19) and epidemics, and any related government policies and actions; any failure to effectively manage, and receive anticipated returns from, acquisitions, divestitures, investments, joint ventures and other portfolio actions; our inability to execute our business strategy for diversification efforts related to, government services, offshore wind, and advanced air mobility; our reliance on a limited number of customers and the reduction of our customer base as a result of consolidation and/or the energy transition; the possibility that we may be unable to maintain compliance with covenants in our financing agreements; global and regional changes in the demand, supply, prices or other market conditions affecting oil and gas, including changes resulting from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries (OPEC) and other producing countries; fluctuations in the demand for our services; the possibility that we may impair our long-lived assets and other assets, including inventory, property and equipment and investments in unconsolidated affiliates; the possibility of significant changes in foreign exchange rates and controls; potential effects of increased competition and the introduction of energy efficient alternative modes of transportation and solutions; the possibility that we may be unable to re-deploy our aircraft to regions with greater demand; the possibility of changes in tax and other laws and regulations and policies, including, without limitation, actions of the governments that impact oil and gas operations or favor renewable energy projects; the possibility that we may be unable to dispose of older aircraft through sales into the aftermarket; general economic conditions, including the capital and credit markets; the possibility that segments of our fleet may be grounded for extended periods of time or indefinitely; the existence of operating risks inherent in our business, including the possibility of declining safety performance; the possibility of political instability, war or acts of terrorism in any of the countries where we operate; the possibility that reductions in spending on aviation services by governmental agencies could lead to modifications of our search and rescue (“SAR”) contract terms with governments, our contracts with the Bureau of Safety and Environmental Enforcement (“BSEE”) or delays in receiving payments under such contracts; the effectiveness of our environmental, social and governance initiatives; the impact of supply chain disruptions and inflation and our ability to recoup rising costs in the rates we charge to our customers; and our reliance on a limited number of helicopter manufacturers and suppliers.

If one or more of the foregoing risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “Annual Report”) and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 which we believe over time, could cause our actual results, performance or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Annual Report and in our filings with the United States Securities and Exchange Commission (the “SEC”), all of which are accessible on the SEC’s website at www.sec.gov.

Investors

Bristow Group Inc.

Jennifer Whalen

+1 713.369.4692

InvestorRelations@bristowgroup.com

Media

Bristow Group Inc.

Adam Morgan

+1 832.783.7927

Adam.morgan@bristowgroup.com